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                              TRI-PARTY AGREEMENT
                              -------------------


                  THIS TRI-PARTY AGREEMENT (this "Agreement") is made and entered into as of the
18th day of June 2002, by and among UNIFIED TRUST COMPANY, NATIONAL ASSOCIATION
("Unified Trust"), HEALTH FINANCIAL, INC. ("Health Financial"), and DR. GREGORY W.
KASTEN ("Employee").

                               W I T N E S S E T H

                  WHEREAS, Employee and Health Financial are parties to that certain Employment
Agreement, dated June 1, 1997 (the "Employment Agreement"); and

                  WHEREAS, Employee, Unified Trust and Health Financial desire to enter into this
Agreement (i) to enable Employee to realize the benefits to which he is entitled under the Employment
Agreement as an officer and employee of Unified Trust and (ii) to enable Unified Trust to realize the benefits that Health Financial is entitled under the Employment Agreement.

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Health Financial hereby assigns to Unified Trust all of the rights, title and interest of Health Financial in, to and under the Employment Agreement, and Employee consents to such assignment. Employee acknowledges and agrees that since December 23, 2001, Health Financial's obligation to make salary payments to Executive has been satisfied by Unified Trust.

                  2. Unified Trust hereby assumes and agrees to perform and be responsible for all agreements, undertakings and obligations of Health Financial arising under the Employment Agreement, and Employee consents to such assumption.

                  3. The parties hereto acknowledge and agree that this Agreement shall serve as an amendment to the Employment Agreement and that (i) for all purposes of the Employment Agreement,
Unified Trust shall be substituted for Health Financial as a party to the Employment Agreement and for every reference to Health Financial (other than references in the first paragraph of the Employment
Agreement), (ii) Unified Trust shall be entitled to all rights and benefits that Health Financial was entitled under the Employment Agreement including, among other things, the covenants of Employee set forth in
Section 5, and (iii) Health Financial shall immediately cease to have any further rights, obligations or duties whatsoever under the Employment Agreement. Employee acknowledges and agrees that he has been paid all compensation to which he was entitled pursuant to the Employment Agreement through the pay period ended June 8, 2002.

                  4. Notwithstanding the provisions of Section 2.3(a) of the Employment Agreement,
Employee hereby acknowledges, accepts, consents to and ratifies (i) the $100,000 per annum reduction in his Annual Base Salary ($600,000 per annum to $500,000 per annum), which reduction was effective as of
June 1, 2001, (ii) the $100,000 per annum reduction in his Annual Base Salary ($500,000 per annum to
$400,000 per annum), which reduction was effective as of March 17, 2002 and (ii) the $100,000 per annum reduction in his Annual Base Salary ($400,000 per annum to $300,000 per annum), which reduction was effective as of May 12, 2002. Employee hereby acknowledges and agrees that such salary reductions shall not constitute a breach of the Employment Agreement. Employee and Unified Trust hereby acknowledge and agree that for all purposes of the Employment Agreement, Employee's Annual Base Salary shall now

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be $300,000 per annum. Employee and Unified Trust further acknowledge and agree that Employee's
Annual Base Salary shall remain $300,000 until such time as Employee provides written notice to Unified
Trust that his Annual Base Salary shall be increased, which rate of salary may be increased by Employee up to $500,000 per annum (any such increase to be effective upon receipt by Unified Trust of such written notice from Employee); PROVIDED, HOWEVER, in no event shall Employee be entitled to increase his Annual
Base Salary pursuant to this Section 4 before January 1,2003. Employee's Annual Base Salary also may be increased from time to time by the board of directors of Unified Trust.

                  5. If Employee is suspended and/or temporarily prohibited from participating in the conduct of Unified Trust's affairs by notice served by a Federal or state banking or securities regulatory authority under the National Bank Act, the Federal Deposit Insurance Act or any other Federal or state banking or securities statute, Unified Trust's obligations under the Employment Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, or the suspension or temporary prohibition is otherwise removed or terminated, Unified Trust shall (i) pay Employee all of the compensation withheld while its obligations under the Employment
Agreement were suspended and (ii) reinstate all of its obligations that were suspended. If Employee is permanently removed or prohibited from participating in the conduct of Unified Trust's affairs by an order issued by the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the
Securities and Exchange Commission or any other Federal or state banking or securities regulator, all obligations of Unified Trust under the Employment Agreement shall terminate as of the effective date of the order. All obligations under the Employment Agreement may be terminated, except to the extent determined that continuation of the Employment Agreement is necessary for the continued operation of
Unified Trust: (i) by the Comptroller of the Currency or any other Federal or state bank regulatory authority, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of Unified Trust under the authority contained in the Federal Deposit Insurance
Act; or (ii) by the Comptroller of the Currency or any other Federal or state bank regulatory authority, at the time the Comptroller of the Currency or his or her designee approves a supervisory merger to resolve problems related to operation of Unified Trust or when Unified Trust is determined by the Comptroller of the Currency or his or her designee to be in an unsafe or unsound condition; PROVIDED, HOWEVER, Employee shall be paid, at his then existing rate, for any services that he performs for Unified Trust after any such termination of the Employment Agreement and Employee shall be paid the Annual Noncompete Payments
(as defined in the Employment Agreement) to the extent the Comptroller of the Currency or his or her designee shall seek to enforce the provisions of Section 5 of the Employment Agreement following any such termination of the Employment Agreement.

                  6. The parties hereto acknowledge and agree that this Agreement shall serve as an amendment to Section 7.1 of the Employment Agreement, which shall now provide that notices to Unified
Trust (as successor to Health Financial) shall be sent to:

                  Unified Trust Company, National Association
                  c/o Unified Financial Services, Inc.
                  2424 Harrodsburg Road
                  Lexington, Kentucky 40503
                  Attention:   President

                  With a copy to:

                  Charles H. Binger, Esq.
                  Unified Financial Services, Inc.
                  One US Bank Plaza, Suite 2100
                  St. Louis, Missouri  63101




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                  7. Other than as amended hereby, the Employment Agreement remains in full force and effect. This Agreement may be executed in several counterparts, each of which shall be deemed the original, but all of which together constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the day and year first written above.




                                                            /s/ Gregory W. Kasten
                                                          ---------------------------------------------------------
                                                          Dr. Gregory W. Kasten



                                                          UNIFIED TRUST COMPANY, NATIONAL
                                                          ASSOCIATION



                                                          By:  /s/ William C. Presson
                                                             ------------------------------------------------------
                                                              Name:  William C. Presson
                                                              Title:  Executive Vice President


                                                          HEALTH FINANCIAL, INC.



                                                          By:  /s/ Michele V. Hardesty
                                                             ------------------------------------------------------
                                                              Name:  Michele V. Hardesty
                                                              Title:  Vice President




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